    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 13, 1998
                                                     REGISTRATION NO. 333-40075

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                POST-EFFECTIVE
                               AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                           PLATINUM technology, inc.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    7372                    36-350962
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
     JURISDICTION OF      INDUSTRIAL CLASSIFICATION    IDENTIFICATION NUMBER)
     INCORPORATION OR            CODE NUMBER)
      ORGANIZATION)

1815 SOUTH MEYERS ROAD, OAKBROOK TERRACE, ILLINOIS 60181, TELEPHONE (630) 620-
                                     5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                           LARRY S. FREEDMAN, ESQ.
                          PLATINUM TECHNOLOGY, INC.,
           1815 SOUTH MEYERS ROAD, OAKBROOK TERRACE, ILLINOIS 60181,
                           TELEPHONE (630) 620-5000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:

                            MATTHEWS S. BROWN, ESQ.
                              MARK D. WOOD, ESQ.
                             KATTEN MUCHIN & ZAVIS
         525 WEST MONROE STREET, SUITE 1600, CHICAGO, ILLINOIS 60602,
                           TELEPHONE: (312) 902-5200

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


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


                               EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 of PLATINUM technology, inc. (File No. 333-40075) (the "Registration Statement") is being filed solely to include Exhibit 10.42 (Amendment Number Seven, dated as of September 16, 1997, to the Oakbrook Terrace Lease), which was inadvertently omitted from the Registration Statement, as originally filed on November 12, 1997. The Registration Statement was declared effective by the Securities and Exchange Commission on November 20, 1997.

               PART II - INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) EXHIBITS

 EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
 -------                      ----------------------
  2.1    Agreement and Plan of Reorganization, dated as of March 7, 1995, among the Company and Trinzic Corporation ("Trinzic"), and the
         related Agreement of Merger (incorporated by reference to
         Exhibit 2.1 of the Company's Annual Report on Form 10-K (as
         amended) for the year ended December 31, 1994 (the "1994 10-
         K")).
  2.2    Agreement and Plan of Merger by and among the Company, RELTECH
         Acquisition Corp., RELTECH Group, Inc. and the Shareholders of
         Reltech Group, Inc., dated as of March 31, 1995 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form
         8-K dated March 31, 1995).
  2.3    Agreement and Plan of Reorganization, dated as of April 21,
         1995, between the Company and Altai, Inc. ("Altai"), and the related Articles of Merger and Plan of Merger (incorporated by reference to Exhibit 2.1 to the Company's Quarterly Report on
         Form 10-Q for the quarter ended March 31, 1995).

 EXHIBIT                      DESCRIPTION OF EXHIBIT
 NUMBER                       ----------------------
 -------
  2.4    Agreement and Plan of Reorganization by and among the Company,
         Answer Acquisition Corp. and Answer Systems, Inc. ("Answer"),
         dated as of May 16, 1995, and the related Agreement of Merger
         (incorporated by reference to Exhibit 2.3 to the Company's
         Registration Statement on Form S-4, Registration No. 33-94410
         (the "1995 S-4")).
  2.5    Agreement and Plan of Reorganization by and among the Company,
         PTI Acquisition Corp. and Locus Computing Corporation ("Locus"),
         dated as of June 14, 1995, and the related Agreement of Merger
         (incorporated by reference to Exhibit 2.4 to the 1995 S-4).
  2.6    Agreement and Plan of Reorganization by and among the Company,
         SII Acquisition Corp., Software Interfaces, Inc. and the
         Shareholders of Software Interfaces, Inc., dated as of June 15,
         1995 (incorporated by reference to Exhibit 2.1 to the Company's
         Current Report on Form 8-K dated June 15, 1995).
  2.7    Agreement and Plan of Reorganization by and among the Company,
         Softool Acquisition Corp., Softool Corporation and the
         Shareholders of Softool Corporation, dated as of November 17,
         1995 (incorporated by reference to Exhibit 2.1 of the Company's
         Current Report on Form 8-K dated November 17, 1995).
  2.8    Asset Purchase Agreement by and among the Company, ProtoSoft,
         Inc. and Anthony Lekkos, Ph.D., the majority shareholder of
         ProtoSoft, Inc., dated as of November 17, 1995 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form
         8-K dated November 17, 1995).
  2.9    Agreement and Plan of Reorganization dated as of January 16,
         1996, as amended by Amendment No. 1 thereto dated as of January
         31, 1996, by and among the Company, PS Acquisition Corporation and Prodea Software Corporation, and the related Agreement of
         Merger (incorporated by reference to Exhibits 2.1 and 2.2, respectively, to the Company's Current Report on Form 8-K dated
         February 8, 1996).
  3.1(a) Restated Certificate of Incorporation of the Company
         (incorporated by reference to Exhibit 3.1 to the Company's
         Registration Statement on Form S-1, Registration Statement No.
         33-39233 (the "IPO S-1 Registration Statement")).
  3.1(b) Certificate of Amendment of Restated Certificate of
         Incorporation of the Company, dated August 24, 1995
         (incorporated by reference to Exhibit 4.11 to the Company's
         Registration Statement on Form S-8, Registration No. 33-96762
         (the "1995 S-8")).
  3.1(c) Certificate of Amendment of Restated Certificate of
         Incorporation of the Company, dated May 28, 1996, as amended
         (incorporated by reference to Exhibit 3.1(c) to the Company's
         Registration Statement on Form S-1, Registration Statement No.
         333-07783 (the "1996 S-1")).
  3.1(d) Conformed copy of Certificate of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1(d) to the
         1996 S-1).
  3.2    Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the IPO S-1 Registration Statement).
  4.1    Specimen stock certificate representing Common Stock
         (incorporated by reference to Exhibit 4.1 to the IPO S-1
         Registration Statement).
  4.2    Rights Agreement dated as of December 21, 1995 between the
         Company and Harris Trust and Savings Bank (incorporated by reference to Exhibit 1 to the Company's Registration Statement
         on Form 8-A, filed December 26, 1995).
  4.3    Certificate of Designations of the Class II Series A Junior
         Participating Preferred Stock (incorporated by reference to
         Exhibit 4.3 to the Company's Annual Report on Form 10-K for the
         year ended December 31, 1995 (the "1995 10-K")).

 EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
 -------                      ----------------------
  4.4    Form of Indenture between the Company and American National Bank and Trust Company, as Trustee (incorporated by reference to
         Exhibit 4.4 to the Company's Registration Statement on Form S-3,
         Registration No. 333-15421 (the "1996 S-3")).
  4.5    Form of Note for the Company's convertible subordinated notes due 2001 (incorporated by reference to Exhibit 4.2 to the 1996
         S-3).
  5.1*   Opinion of Bell, Boyd & Lloyd
 10.1    1989 Stock Option Plan (incorporated by reference to Exhibit
         10.1 to the IPO S-1 Registration Statement).
 10.2    Forms of Stock Option Agreements (incorporated by reference to
         Exhibit 10.2 to the IPO S-1 Registration Statement).
 10.3    Chief Executive Stock Option Plan (incorporated by reference to
         Exhibit 10.3 to the IPO S-1 Registration Statement).
 10.4    Chief Executive Stock Option Agreement (incorporated by
         reference to Exhibit 10.4 to the IPO S-1 Registration
         Statement).
 10.5    1991 Stock Option Plan (incorporated by reference to Exhibit
         10.5 to the IPO S-1 Registration Statement).
 10.6    Employment Agreement between Andrew J. Filipowski and the
         Company (incorporated by reference to Exhibit 10.6 to the IPO
         S-1 Registration Statement).
 10.7    Employment Agreement between Paul L. Humenansky and the Company, as amended (incorporated by reference to Exhibit 10.7 to the
         Company's Registration Statement on Form S-1, Registration No.
         33-43345).
 10.8    Employment Agreement between Michael P. Cullinane and the
         Company (incorporated by reference to Exhibit 10.8 to the IPO
         S-1 Registration Statement).
 10.9    Form of Indemnification Agreement between the Company and each of Andrew J. Filipowski, Michael P. Cullinane, Paul L.
         Humenansky, Casey G. Cowell, James E. Cowie, Steven D. Devick
         and Gian Fulgoni (incorporated by reference to Exhibit 10.10 to the IPO S-1 Registration Statement).
 10.10   Forms of Affiliate Agreements (incorporated by reference to
         Exhibit 10.11 to the IPO S-1 Registration Statement).
 10.11   Form of Master Product License Agreement (incorporated by
         reference to Exhibit 10.11 to the 1995 10-K).
 10.12   Office Lease, dated May 6, 1992, between the Company and LaSalle
         National Trust N.A. as Trustee (the "Oakbrook Terrace Lease")
         (incorporated by reference to Exhibit 10.20 to the Company's
         Annual Report on Form 10-K for the year ended December 31,
         1992).
 10.13   PLATINUM technology, inc. 1993 Directors' Stock Option Plan
         (incorporated by reference to Exhibit 10.18 to the Company's
         Quarterly Report on Form 10-Q for the quarter ended June 30,
         1994 (the "June 1994 10-Q")).
 10.14   PLATINUM technology, inc. 1994 Stock Incentive Plan
         (incorporated by reference to Exhibit 10.19 to the June 1994
         10-Q).
 10.15   PLATINUM technology, inc. Chief Executive Officer Bonus
         Compensation Plan (incorporated by reference to Exhibit 10.20 to the June 1994 10-Q).

----------------
*Previously filed as part of this Registration Statement.

 EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
 -------                      ----------------------
 10.16   Amendments to the PLATINUM technology, inc. 1994 Stock Incentive
         Plan (incorporated by reference to Exhibit 4.3 to the Company's
         Registration Statement on Form S-8, Registration No.
         33-85798 (the "1994 S-8")).
 10.17   Form of Option Agreement under the PLATINUM technology, inc.
         1993 Directors' Stock Option Plan (incorporated by reference to
         Exhibit 4.4 to the 1994 S-8).
 10.18   Form of Option Agreement under the PLATINUM technology, inc.
         1994 Stock Incentive Plan (incorporated by reference to Exhibit
         4.5 to the 1994 S-8).
 10.19   Amendment Number One, dated as of May 3, 1993, to the Oakbrook
         Terrace Lease (incorporated by reference to Exhibit 10.19 to the
         1994 10-K).
 10.20   Amendment Number Two, dated as of October 26, 1993, to the
         Oakbrook Terrace Lease (incorporated by reference to Exhibit
         10.20 to the 1994 10-K).
 10.21   Amendment Number Three, dated as of December 22, 1994, to the
         Oakbrook Terrace Lease (incorporated by reference to Exhibit
         10.21 to the 1994 10-K).
 10.22   Office Lease, dated August 8, 1994, between the Company and L.J.
         Sheridan & Co. as court appointed receiver (incorporated by reference to Exhibit 10.22 to the 1994 10-K).
 10.23   PLATINUM technology, inc. Employee Incentive Compensation Plan
         (incorporated by reference to Exhibit 10.23 to the 1995 S-4).
 10.24   Lease Agreement, dated as of March 30, 1995, between the Company and Lisle Property Venture, Inc. (the "Lisle Lease")
         (incorporated by reference to Exhibit 10.24 to the 1995 S-4).
 10.25   First Amendment, dated as of September 15, 1995, to the Lisle
         Lease (incorporated by reference to Exhibit 10.25 to the 1995
         10-K).
 10.26   Second Amendment, dated as of September 15, 1995, to the Lisle
         Lease (incorporated by reference to Exhibit 10.26 to the 1995
         10-K).
 10.27   Third Amendment, dated as of January 3, 1996, to the Lisle Lease
         (incorporated by reference to Exhibit 10.27 to the 1995 10-K).
 10.28   Lease Agreement, dated as of October 31, 1995, between Lisle
         Property Venture, Inc. and the Company (the "October 1995 Lisle
         Lease") (incorporated by reference to Exhibit 10.28 to the 1995
         10-K).
 10.29   Amendment Number Four, dated as of March 9, 1995, to the
         Oakbrook Terrace Lease (incorporated by reference to Exhibit
         10.29 to the 1995 10-K).
 10.30   Loan Agreement, dated as of December 31, 1995, between the
         Company and American National Bank and Trust Company of Chicago
         (the "Loan Agreement") (incorporated by reference to Exhibit
         10.30 to the 1995 10-K).
 10.31   First Amendment, dated as of December 31, 1996, to the Loan
         Agreement (incorporated by reference to Exhibit 10.30 to the
         Company's Annual Report on Form 10-K for the year ended December
         31, 1996 (the "1996 10-K")).
 10.32   First Amendment, dated as of May 23, 1996, to the October 1995
         Lisle Lease (incorporated by reference to Exhibit 10.31 to the
         1996 10-K).
 10.33   Second Amendment, dated as of May 24, 1996, to the October 1995
         Lisle Lease (incorporated by reference to Exhibit 10.32 to the
         1996 10-K).
 10.34   Lease Agreement, dated as of July 17, 1996, between the Company and Oakbrook Tower Limited Partnership (incorporated by
         reference to Exhibit 10.33 to 1996 10-K).
 10.35   PLATINUM technology, inc. 1996 Stock Purchase Plan (incorporated by reference to Exhibit 4.1 to the Company's Registration
         Statement on Form S-8, Registration No. 333-03284 (the "April
         1996 S-8")).

 EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
 -------                      ----------------------
 10.36   PLATINUM technology, inc. Amended and Restated 1993 Directors'
         Stock Option Plan (incorporated by reference to Exhibit 4.2 to the April 1996 S-8).
 10.37   Amendment to the PLATINUM technology, inc. 1994 Stock Incentive
         Plan (incorporated by reference to Exhibit 10.4 to the Company's
         Quarterly Report on Form 10-Q for the quarter ended June 30,
         1996 (the "June 1996 10-Q")).
 10.38   First Amendment to the PLATINUM technology, inc. Employee
         Incentive Compensation Plan (incorporated by reference to
         Exhibit 10.3 to the June 1996 10-Q).
 10.39   Second Amendment to the PLATINUM technology, inc. Employee
         Incentive Compensation Plan (incorporated by reference to
         Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for
         the quarter ended June 30, 1997 (the "June 1997 10-Q")).
 10.40   Amendment Number Five, dated as of December 1, 1996, to the
         Oakbrook Terrace Lease (incorporated by reference to Exhibit
         10.2 to the June 1997 10-Q).
 10.41   Amendment Number Six, dated as of April 30, 1997, to the
         Oakbrook Terrace Lease (incorporated by reference to Exhibit
         10.3 to the June 1997 10-Q).
 10.42   Amendment Number Seven, dated as of September 16, 1997, to the
         Oakbrook Terrace Lease.
 21      Subsidiaries of the Company (incorporated by reference to
         Exhibit 21 to the 1996 10-K).
 23.1*   Consent of KPMG Peat Marwick LLP with respect to the Company's financial statements.
 23.2*   Consent of Deloitte & Touche LLP with respect to Trinzic's financial statements.
 23.3*   Consent of Arthur Andersen LLP with respect to Locus' financial statements.
 23.4*   Consent of Arthur Andersen LLP with respect to Softool's
         financial statements.
 23.5*   Consent of Bell, Boyd & Lloyd (contained in Exhibit 5.1).
 24.1*   Powers of Attorney (included on the signature page of this registration statement).
 27*     Financial Data Schedule.
 99.1*   Report of Deloitte & Touche LLP on Trinzic's financial
         statements.
 99.2*   Report of Arthur Andersen LLP on Locus' financial statements.
 99.3*   Report of Arthur Andersen LLP on Softool's financial statements.

----------------
*Previously filed as part of this Registration Statement.

(b)  Financial Statement Schedules

     The information required by this item has been previously filed as part of this Registration Statement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF OAKBROOK TERRACE, STATE OF ILLINOIS, ON MARCH 12, 1998.

                                      PLATINUM technology, inc.

                                            /s/ Michael P. Cullinane
                                      By: _____________________________________
                                               Michael P. Cullinane
                                             Executive Vice President,
                                          Chief Financial Officer and Treasurer


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON MARCH 12, 1998.

                 SIGNATURE                                     TITLE
                 ---------                                     -----
        /s/ Andrew J. Filipowski*           President, Chief Executive Officer (principal executive officer)
___________________________________________   and Director
           Andrew J. Filipowski


        /s/ Michael P. Cullinane            Executive Vice President, Chief Financial Officer,
___________________________________________   Treasurer (principal financial and accounting officer)
           Michael P. Cullinane               and Director


         /s/ Paul L. Humenansky*            Director
___________________________________________
            Paul L. Humenansky

           /s/ James E. Cowie*              Director
___________________________________________
              James E. Cowie

          /s/ Steven D. Devick*             Director
___________________________________________
             Steven D. Devick

          /s/ Arthur P. Frigo*              Director
___________________________________________
              Arthur P. Frigo

          /s/ Gian M. Fulgoni*              Director
___________________________________________
              Gian M. Fulgoni

                                                        /s/ Michael P. Cullinane
                                                   *By: ________________________
                                                            Michael P. Cullinane
                                                            Attorney-in-Fact

                                 EXHIBIT INDEX

  EXHIBIT
    NO.                          DESCRIPTION
  -------                        -----------
 10.42     Amendment Number Seven, dated as of September 16,
           1997, to the Oakbrook Terrace Lease.